UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2024

PRIMIS FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia	001-33037	20-1417448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1676 International Drive, Suite 900
McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 893-7400

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchanged on which registered
COMMON STOCK	FRST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Previously-Filed Quarterly Reports on Form 10-Q

On February 26, 2024, the Audit Committee of the Board of Directors of Primis Financial Corp. (the “Company”) and the Company’s management team concluded, following discussions with the Company’s independent registered public accounting firm, FORVIS, LLP, that the Company’s previously-issued unaudited interim consolidated financial statements as of and for the three months ended March 31, 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023 (the “Impacted Financial Statements”) should no longer be relied upon.

The accounting matters underlying the Company’s conclusion relate to transfers of loans by the Company’s subsidiary, Primis Bank, of approximately $33.7 million (the “Transferred Loans”) to other financial institutions over the first, second, and third quarters of 2023. As part of the Company’s year-end reporting process in the first quarter of 2024, the Company determined that the transfer of the Transferred Loans from Primis Bank to other financial institutions did not qualify for sales treatment under U.S. GAAP and should have been accounted for as secured borrowings. The Company’s management team then undertook extensive discussions with FORVIS, LLP regarding the effect of the mischaracterization of the transfers on the Company’s reported financial results, and ultimately determined that the Impacted Financial Statements should be restated.

The Company intends to file amended Quarterly Reports on Form 10-Q as of and for the three months ended March 31, 2023, the three and six months ended June 30, 2023, and the three and nine months ended September 30, 2023 as soon as practicable.

The Company expects the restated condensed consolidated financial statements to disclose the following restated amounts for each period1,3:

As of and for the Three Months Ended March 31, 2023 (In thousands, except per share data)	As Reported, As Revised[2]	As Restated
Total loans	$3,041,533	$3,056,674
Total assets	4,203,426	4,218,099
Other borrowings	99,728	114,708
Total funding sources	3,767,725	3,782,705
Total liabilities	3,804,921	3,819,954
Stockholders' equity	398,505	398,145

Interest income	$47,114	$47,395
Interest expense	18,749	18,857
Provision for credit losses	5,187	5,263
Noninterest income	11,532	11,105
Noninterest expense	27,404	27,411
Income tax expense	1,353	1,277
Net income	$5,953	$5,692
EPS – Basic	$0.24	$0.23
EPS – Diluted	$0.24	$0.23

1 Total funding sources includes total deposits, which are the Company’s primary source of funding, along with the secured borrowings, securities sold under agreements to repurchase – short term, FHLB advances, junior subordinated debt – long term, and senior subordinated notes – long-term.

2 These balances were revised from the Company’s original Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 to reflect adjustments related to the fraud losses, as described and restated in the Company’s Current Report on Form 8-K filed on July 27, 2023.

3 Other borrowings includes secured borrowings, securities sold under agreements to repurchase – short term, FHLB advances, junior subordinated debt – long term, and senior subordinated notes – long-term.

As of and for the Three Months Ended June 30, 2023
(In thousands, except per share data)	As Reported	As Restated
Total loans	$3,173,638	$3,194,352
Total assets	3,848,493	3,868,675
Other borrowings	99,374	119,877
Total funding sources	3,416,370	3,436,873
Total liabilities	3,455,277	3,475,844
Stockholders' equity	393,216	392,831

Interest income	$52,679	$53,029
Interest expense	26,522	26,794
Provision for credit losses	4,301	4,355
Noninterest income	8,486	8,305
Noninterest expense	30,552	30,554
Income tax benefit	(22)	(58)
Net loss	$(188)	$(311)
EPS – Basic	$(0.01)	$(0.01)
EPS – Diluted	$(0.01)	$(0.01)

Six Months Ended June 30, 2023
(In thousands, except per share data)	As Reported	As Restated
Interest income	$99,793	$100,424
Interest expense	45,271	45,651
Provision for credit losses	9,488	9,618
Noninterest income	20,018	19,410
Noninterest expense	57,956	57,965
Income tax expense	1,331	1,220
Net income	$5,765	$5,380
EPS – Basic	$0.23	$0.22
EPS – Diluted	$0.23	$0.22

As of and for the Three Months Ended September 30, 2023
(In thousands, except per share data)	As Reported	As Restated
Total loans	$3,145,867	$3,175,501
Total assets	3,813,775	3,842,695
Other borrowings	99,362	128,794
Total funding sources	3,392,766	3,422,198
Total liabilities	3,430,909	3,460,409
Stockholders' equity	382,866	382,286

Interest income	$50,486	$50,808
Interest expense	23,361	23,672
Provision for credit losses	1,648	1,679
Noninterest income	9,942	9,707
Noninterest expense	37,074	37,066
Income tax expense	1,912	1,859
Net loss	$(3,567)	$(3,761)
EPS – Basic	$(0.14)	$(0.15)
EPS – Diluted	$(0.14)	$(0.15)

Nine Months Ended September 30, 2023
(In thousands, except per share data)	As Reported	As Restated
Interest income	$150,279	$151,232
Interest expense	68,632	69,323
Provision for credit losses	11,136	11,297
Noninterest income	29,960	29,117
Noninterest expense	95,030	95,032
Income tax expense	3,243	3,079
Net income	$2,198	$1,618
EPS – Basic	$0.09	$0.07
EPS – Diluted	$0.09	$0.07

As a result of the inaccuracies described above, investors also should no longer rely upon the financial statements and related information in the Company’s earnings releases issued, and investor presentations distributed, for the periods covered by the Impacted Financial Statements.

Current Report on Form 8-K filed on January 26, 2024

On February 26, 2024, the Audit Committee of the Board of Directors of the Company and the Company’s management team also concluded, following discussions with the Company’s independent registered public accounting firm, FORVIS, LLP, that the earnings release and investor presentation furnished with the Current Report on Form 8-K that the Company filed on January 26, 2024 (the “Q4 Earnings Materials”) should no longer be relied upon. The accounting matters underlying the Company’s conclusion in respect of the Q4 Earnings Materials primarily relate to:

(1) A subsequent event confirming losses on a receivable Primis Bank previously reported on the Company’s balance sheet as of December 31, 2023 that met the accounting requirements to be recognized during the year ended December 31, 2023. The receivable loss is related to a third party managed portfolio of loans and will be offset by increases to noninterest income related to credit enhancements provided by the third party, resulting in no impact to net income.

(2) Management’s determination following the release of the Q4 Earnings Materials that a transfer of loans from Primis Bank to another financial institution during the third quarter of 2023 failed to qualify as a sale for accounting purposes until the fourth quarter of 2023.

(3) Management’s determination as part of its customary procedures to finalize its financial statements for inclusion in its Annual Report on Form 10-K for the year ended December 31, 2023 that the Company’s allowance for credit losses related to a third party managed portfolio was insufficient as of the end of the fourth quarter of 2023. As a result of the insufficiency of the Company’s allowance for credit losses, provision expense and expense for unfunded commitment reserves will increase for the fourth quarter of 2023 with offsetting increases to noninterest income related to credit enhancements provided by the third party portfolio manager resulting in no impact to net income.

The Company intends to file an amended Current Report on Form 8-K restating and replacing the Q4 Earnings Materials as soon as practicable to reflect the revisions noted above. While the Company finalizes its allowance for credit loss adjustments, it is providing preliminary restated amounts as of and for the three months and year ended December 31, 2023 to reflect the impact of the subsequent event and failed loan sale:

As of and for the Three Months Ended December 31, 2023
(In thousands, except per share data)	As Reported	As Restated
Total loans	$3,213,805	$3,213,805
Total assets	3,876,074	3,876,064
Other borrowings	148,971	148,854
Total funding sources	3,419,126	3,419,009
Total liabilities	3,457,312	3,457,266
Stockholders' equity	418,762	418,798

Interest income	$54,661	$54,661
Interest expense	24,405	24,405
Provision for credit losses*	3,141	3,074
Noninterest income*	8,980	9,647
Noninterest expense*	29,836	30,268
Income tax expense	418	483
Net income	5,841	6,078
Noncontrolling interest	2,280	2,280
Net income attributable to Primis common shareholders	$8,121	$8,358
EPS – Basic	$0.33	$0.34
EPS – Diluted	$0.33	$0.34

*Subject to finalization of allowance for credit loss adjustments

Year Ended December 31, 2023
(In thousands, except per share data)	As Reported	As Restated
Interest income	$205,893	$205,893
Interest expense	93,774	93,728
Provision for credit losses*	14,371	14,371
Noninterest income*	38,332	38,764
Noninterest expense*	124,868	125,299
Income tax expense	3,552	3,561
Net income	7,660	7,698
Noncontrolling interest	2,280	2,280
Net income attributable to Primis common shareholders	$9,940	$9,978
EPS – Basic	$0.40	$0.40
EPS – Diluted	$0.40	$0.40

*Subject to finalization of allowance for credit loss adjustments

Internal Control Over Financial Reporting

In light of the matters disclosed in this Current Report, management is reassessing the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures, and the Company expects to report a material weakness in its internal controls with respect to the inaccuracies described above. Management intends to implement and enhance controls to remediate any control deficiencies that exist with respect to these transactions. The Company’s remediation plan with respect to such material weaknesses is expected to be described in the 2023 Form 10-K.

The Company’s management team and Audit Committee discussed the matters disclosed pursuant to this Item 4.02 with FORVIS, LLP, which serves as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about the Company’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions, or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words and phrases such as “may,” “could,” “should,” “looking forward,” “will,” “would,” “believes,” “expects,” “hope,” “anticipates,” “estimate,” “intends,” “plans,” “assume,” “goal,” “seek,” “can”, “predicts,” “potential,” “projects,” “continuing,” “ongoing,” and similar expressions. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties which are subject to change based on various important factors and assumptions, some of which are beyond the Company’s control. Among the factors that could cause the Company’s financial performance to differ materially from that suggested by forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. If one or more of the factors affecting the Company’s forward-looking information and statements renders forward-looking information or statements incorrect, the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking information and statements. Therefore, the Company cautions the reader not to place undue reliance on any forward-looking information or statements herein. The effect of these factors is difficult to predict. Factors other than these also could adversely affect the Company’s results, and the reader should not consider these factors to be a complete set of all potential risks or uncertainties as new factors emerge from time to time. Management cannot assess the impact of any such factor on the Company’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements reflect the current beliefs and expectations of the Company’s management and only speak as of the date of this document, and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMIS FINANCIAL CORP.

	By:	/s/ Matthew A. Switzer
March 1, 2024		Matthew Switzer
Chief Financial Officer